UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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NorthWestern Corporation
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THE FOLLOWING IS A TRANSCRIPT OF A CONFERENCE CALL BETWEEN MICHAEL J. HANSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF NORTHWESTERN CORPORATION, AND EMPLOYEES OF NORTHWESTERN CORPORATION ON APRIL 25, 2006, AND POSTED ON NORTHWESTERN CORPORATION’S INTERNAL INTRANET ON APRIL 26,2006.

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”  These statements are based upon our current expectations and speak only as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to:

•                  our ability to maintain normal terms with vendors and service providers;

•                  our ability to fund and execute our business plan;

•                  our ability to avoid or mitigate adverse rulings or judgments against us in our pending litigation arising from our bankruptcy proceeding, litigation related to our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company, and the formal investigation being conducted by the Securities and Exchange Commission;

•                  unscheduled generation outages, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

•                  unanticipated changes in availability of trade credit, usage, commodity prices, fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

•                  adverse changes in general economic and competitive conditions in our service territories; and

•                  potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators could have a material adverse affect on our liquidity, results of operations and financial condition.

In addition, we may not be able to complete the proposed transaction on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of our stockholders, regulatory approvals or to satisfy other customary closing conditions. Our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or publicly update any forward-looking statements for any reason.

Important Legal Information

In connection with the proposed transaction, Northwestern Corporation will file a proxy statement with the Securities and Exchange Commission. Before making any voting or investment decision, investors and security holders of Northwestern Corporation are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the Securities and Exchange Commission, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of Northwestern Corporation in connection with the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Northwestern Corporation at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Northwestern Corporation by directing such request to Northwestern Corporation, 125 South Dakota Avenue, Sioux Falls, SD 57104, Attention: Dan Rausch, Director of Investor Relations, telephone: (605) 978-2902.

Northwestern Corporation, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Northwestern Corporation stockholders in connection with the proposed transaction. Information about the interests of Northwestern Corporation’s participants in the solicitation is set forth in Northwestern Corporation’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the transaction when it becomes available.

Mike Hanson – Transcript of Employee Conference Call, Tuesday, April 25, 2006

Thank you everyone for taking a few minutes to join us this afternoon. The purpose of this call is just to alert you of a decision that was made today by our board regarding our review of strategic alternatives. A little later this evening, maybe a half hour or so, we will be issuing a press release announcing that we have entered into a definitive agreement to sell the company to an entity called Babcock & Brown Infrastructure, which is an all-cash transaction for $37 a share, which values the company at $2.2 billion. And as you know, as I was traveling around a month or so ago and updating folks on the process, the board had asked the management and the advisors to very carefully evaluate all of our strategic alternatives; what the long-term implications to not only the company shareholders but to our customers; the service we provide; our employees; regulatory considerations and so forth, and then choose the path that we thought was best for the long benefit for all of those stakeholders. I can tell you that it’s been a very thorough and rigorous process, but one of the things very much on the board’s mind is the fact that our employees have been through a lot, our company through a great deal of turmoil over the last several years. And we’ve very pleased that we’re able to find something that will bring some stability to the organization but also allow us to continue to provide great service, to invest in necessary capital in upgrading the system, in growing the business, in maintaining our system, and so on. We found a bidder who is just that. They are a very long-term, conservative utility owner that has itself a proven track record of owning energy distribution and transmission and power generation companies and assets. Babcock & Brown Infrastructure (BBI) has a business approach that emphasizes local management, local jobs, local growth, and they include investing in, as I said, infrastructure replacement or upgrades to the system but also generation and especially renewables. BBI is one of the largest wind developers in the world, wind-generation developers, and also interested to the extent that it makes sense to help us with our attempt to own some generation in Montana and vertically reintegrate the company. So, with this transaction, we are going to remain a stable provider of energy, gas and electric service in Montana, South Dakota, and Nebraska. This type of patient and long horizon investor views us really as a permanent investment in supporting us in serving our customers. It’ll have no adverse impact on our cost, our reliability, or quality of our service. In fact, it should help us to improve those things over time. There is going to be no reduction in service levels of any kind, and it’s not going to increase the company’s debt. BBI is a company that believes in having good people. They are very committed to our employees. They’ve committed that there would no layoffs planned as part of this transaction, they’re going to support whatever staffing levels we need and continue to allow us to serve our customers well. That’s just kind of a brief introduction. You’ll see more over the next day or so. In fact, we’re going to be traveling around, myself and Mike Garland, who is the CEO of Babcock & Brown’s North American operations over the next couple of days. We’ll be talking to employees, regulators, local officials, and the like, and you’ll get a better chance to know BBI and what they’re all about and hear for yourself first-hand how they want to support NorthWestern as a long-term investor.

That’s my message for today. We’re not taking questions today because we have that lined up for tomorrow. So folks, you can watch the news. It’ll be out on the wires as I said in a half hour or so, and we’ll look forward to talking to all of you within the next couple of days.